Exhibit 99
                                                                      ----------
                                  UACSC 2000-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    5/31/01

NOTE BALANCE RECONCILIATION
                                                                        DOLLARS                                              NUMBERS
                             CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4        CLASS B      TOTAL CLASS A's
                           ------------------------------------------------------------------------------------------------- -------
Original Note Balances     44,525,000.00   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   510,000,000.00  30,811
Beginning Period Note
  Balances                           -     116,421,893.55   184,625,000.00   116,100,000.00   25,500,000.00   442,646,893.55  28,145
Principal Collections
  - Scheduled Payments               -       5,103,124.72              -                -               -       5,103,124.72
Principal Collections
  - Payoffs                          -       6,275,577.66              -                -               -       6,275,577.66     478
Principal Withdrawal
  from Payahead                      -                -                -                -               -                -
Gross Principal Charge Offs          -       1,577,797.63              -                -               -       1,577,797.63     105
Repurchases                          -          43,984.96              -                -               -          43,984.96       6
                           -------------   --------------   --------------   --------------   -------------   --------------  ------
Ending Note Balances                 -     103,421,408.58   184,625,000.00 116,100,000.00     25,500,000.00   429,646,408.58  27,556
                           =============   ==============   ==============   ==============   =============   ==============  ======





Note Factor                          -          0.7427031        1.0000000        1.0000000       1.0000000        0.8424439
Interest Rate                    6.7294%          6.6800%          6.7200%           6.890%          8.250%          6.8251%

CASH FLOW RECONCILIATION

Principal Wired                                                               11,379,050.76
Interest Wired                                                                 4,421,432.37
Withdrawal from Payahead Account                                                       3.57
Repurchases (Principal and Interest)                                              45,645.00
Charge Off Recoveries                                                            828,937.58
Interest Advances                                                                103,408.49
Collection Account Interest Earned                                                39,391.61
Spread Account Withdrawal                                                               -
Policy Draw for Principal or Interest                                                   -
                                                                              -------------
Total Cash Flow                                                               16,817,869.38
                                                                              =============

TRUSTEE DISTRIBUTION  (06/08/01)

Total Cash Flow                                                               16,817,869.38
Unrecovered Advances on Defaulted Receivables                                     57,598.43
Servicing Fee (Due and Unpaid)                                                          -
Interest to Class A-1 Noteholders, including any overdue amounts                        -
Interest to Class A-2 Noteholders, including any overdue amounts                 648,081.87
Interest to Class A-3 Noteholders, including any overdue amounts               1,033,900.00
Interest to Class A-4 Noteholders, including any overdue amounts                 666,607.50
Interest to Class B Noteholders, including any overdue amounts                   175,312.50
Principal to Class A-1 Noteholders, including any overdue amounts                       -
Principal to Class A-2 Noteholders, including any overdue amounts             13,000,484.97
Principal to Class A-3 Noteholders, including any overdue amounts                       -
Principal to Class A-4 Noteholders, including any overdue amounts                       -
Principal to Class B Noteholders, including any overdue amounts                         -
Insurance Premium                                                                 60,986.91
Interest Advance Recoveries from Payments                                         51,595.36
Unreimbursed draws on the Policy for Principal or Interest                              -
Deposit to Payahead                                                                  489.79
Payahead Account Interest to Servicer                                                  3.57
Excess                                                                         1,122,808.48
                                                                              -------------
Net Cash                                                                                -
                                                                              =============

Servicing Fee Retained from Interest Collections                                 368,873.30


SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                               1,275,000.00
Beginning Balance                                                             10,196,203.20
Trustee Distribution of Excess                                                 1,122,808.48
Interest Earned                                                                   37,112.56
Spread Account Draws                                                                    -
Reimbursement for Prior Spread Account Draws                                            -
Distribution of Funds to Servicer                                                       -
                                                                              -------------
Ending Balance                                                                11,356,124.24
                                                                              =============

Required Balance                                                              11,475,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                              25,500,000.00
Beginning Balance                                                             13,554,752.64
Reduction Due to Spread Account                                                 (976,884.97)
Reduction Due to Principal Reduction                                            (641,726.20)
                                                                              -------------
Ending Balance                                                                11,936,141.47
                                                                              =============

First Loss Protection Required Amount                                         11,936,141.48
First Loss Protection Fee %                                                           2.00%
First Loss Protection Fee                                                         20,556.69


POLICY  RECONCILIATION

Original Balance                                                             510,000,000.00
Beginning Balance                                                            435,425,606.48
Draws                                                                                   -
Reimbursement of Prior Draws                                                            -
                                                                             --------------
Ending Balance                                                               435,425,606.48
                                                                             ==============

Adjusted Ending Balance Based Upon Required Balance                          421,183,059.51
                                                                             ==============
Required Balance                                                             421,183,059.51


PAYAHEAD RECONCILIATION

Beginning Balance                                                                  1,012.05
Deposit                                                                              489.79
Payahead Interest                                                                      3.57
Withdrawal                                                                             3.57
                                                                              -------------
Ending Balance                                                                     1,501.84
                                                                              =============


CURRENT DELINQUENCY
                                                               GROSS
      # PAYMENTS DELINQUENT              NUMBER               BALANCE
                                         ------               -------

1 Payment                                  330             4,816,241.56
2 Payments                                 150             2,294,256.00
3 Payments                                  75             1,174,585.31

                                        -------------------------------
Total                                      555             8,285,082.87
                                        ===============================

Percent Delinquent                      2.014%                   1.928%


DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                                 END OF PERIOD     DELINQUENCY
          PERIOD                 BALANCE         POOL BALANCE         RATE
                               -----------------------------------------------
Current                        3,468,841.31     429,646,408.58        0.81%
1st Previous                   3,684,180.47     442,646,893.55        0.83%
2nd Previous                   4,185,802.84     455,481,417.49        0.92%

NET LOSS RATE
                                                                                 DEFAULTED
                                               LIQUIDATION       AVERAGE         NET LOSS
          PERIOD                 BALANCE        PROCEEDS      POOL BALANCE      (ANNUALIZED)
                                ----------------------------------------------------------
Current                         1,577,797.63     828,937.58   436,146,651.07        2.06%
1st Previous                    1,435,472.12     302,138.41   449,064,155.52        3.03%
2nd Previous                    1,374,764.99      91,773.74   462,022,118.88        3.33%

Gross Cumulative Charge Offs    4,911,953.28 Number of Repossessions                   89
Gross Liquidation Proceeds      1,237,914.85 Number of Inventoried Autos EOM          127
Net Cumulative Loss Percentage         0.72% Amount of Inventoried Autos EOM   985,501.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)        0.53%
Trigger                                0.60%
Status                                    OK
Net Cumulative Loss Trigger Hit in        NO
   Current or any Previous Month



EXCESS YIELD TRIGGER
                                                                EXCESS YIELD
                               EXCESS        END OF PERIOD      PERCENTAGE
          PERIOD               YIELD         POOL BALANCE       (ANNUALIZED)
                            ------------     --------------     ------------
Current                     1,232,495.63     429,646,408.58        3.44%
1st Previous                1,051,847.26     442,646,893.55        2.85%
2nd Previous                1,002,447.88     455,481,417.49        2.64%
3rd Previous                1,836,274.34     468,562,820.26        4.70%
4th Previous                2,937,490.84     479,429,401.77        7.35%
5th Previous                2,079,581.83     491,169,215.06        5.08%


                                         CURRENT
                                          LEVEL        TRIGGER       STATUS
                                         -------       -------       ------
Six Month Average Excess Yield            4.35%         1.50%          OK

Trigger Hit in Current or any Previous Month                           No



DATE:  June 6, 2001                       /s/ Diane Slomka
                                          -----------------------------------
                                          DIANE SLOMKA
                                          OFFICER